LOCKUP AGREEMENT

         This Lockup Agreement having an effective date of December 31, 1996, ("Agreement"), is entered into by and between the Mr. Phillip Tracy, Mr. Stefan Borg, Dr. Robert Janicki, Dr. Robert Schoellhorn, Mr. Jerry Jackson, Mr. Norman Lipoff, Mr. Jacques Rejeange, and Mr. George Schwartz (the members of the Board of Directors of SunPharm Corporation and collectively referred to hereafter as "Directors"), the University of Florida Research Foundation, Inc. ("Foundation"), and SunPharm Corporation ("SunPharm"), a Delaware corporation whose principal office address is 4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256.

                                   WITNESSETH

         WHEREAS, SunPharm is a company engaged in the research and development of certain chemical compounds; and

         WHEREAS, Directors and Foundation are owners of common stock of SunPharm; and

         WHEREAS, Directors and Foundation believe that the success of SunPharm requires the active interest and support of its major Shareholders and therefore desire to promote the best interests of SunPharm and their mutual interests by agreeing to limit their ability to transfer by sale or otherwise the shares of Common Stock of SunPharm owned by Shareholder as defined below:

         NOW THEREFORE, for and in consideration of the above stated premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereby agree as set forth below.

         SECTION 1. DEFINITIONS. As used in this Agreement:

         "CHANGE OF CONTROL" means the happening of any of the following:

         (A) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding (I) SunPharm and any subsidiary thereof, (ii) Stefan Borg (SunPharm's president and chief executive officer on the Effective Date), and (iii) any employee benefit plan sponsored or maintained by SunPharm or its subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of SunPharm representing twenty-five percent (25%) or more of the combined voting power of SunPharm's then outstanding securities; or

         (B) When, during any period of 12 consecutive months after the Effective Date, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided however that a director who was not a director at the beginning of such 12-month period shall be deemed to have satisfied such 12-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 12-month period) or by prior operation of this paragraph; or


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


         (C) The occurrence of a transaction requiring stockholder approval for the acquisition of SunPharm by an entity other than SunPharm or its subsidiary through purchase of assets, or by merger, or otherwise.

         "COMMISSION"shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "COMMON STOCK" means the Common Stock, par value $.0001, of SunPharm.

         "EFFECTIVE DATE" means December 31, 1996.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "LOCKUP SHARES"shall mean all shares of Common Stock to which all right, title and interest owned by any Shareholder as of the Effective Date of this Agreement and all securities of SunPharm convertible into or exchangeable for and any rights to purchase or acquire Common Stock of SunPharm including all such stock of SunPharm now owned by any Shareholder and his spouse as community property or as separate property. All references herein to the stock owned by a Shareholder include the community interest of such Shareholder's spouse in such stock and all obligations of a Shareholder under this Agreement include like obligations on the part of his spouse. The termination of the marital relationship of any Shareholder and his spouse for any reason shall not have the effect of removing any stock of SunPharm otherwise subject to this agreement from the coverage hereof.

         "PERMITTED TRANSFERS" means any Sale of the Lockup Shares as permitted in Sections 4,5,6 and 10 of this Agreement or any transfer or assignment of the Lockup Shares in accordance with the Foundations's contractual commitments under the published patent policies of the University of Florida.

         "PERSON"shall include an individual, a corporation, a partnership, a trust, or any other organization or entity.

         "REGISTRABLE SECURITIES" means any and all Lockup Shares held by any Shareholder during the Term of Agreement issued by SunPharm prior to the Effective Date herein, or other securities issued or issuable in respect of the above upon any stock split, stock dividend, recapitalization or similar events.
         "SECURITIES ACT" shall mean the Securities Act of 1933 as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "REGISTER", "REGISTERED", AND "REGISTRATION" shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.


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


         "REGISTRATION EXPENSES" shall mean all expenses, other than Selling Expenses, incurred by SunPharm in complying with Section 6 hereof, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for SunPharm, blue sky fees and expenses, the expenses of any special audits incident to or required by such registration (but excluding the compensation of regular employees of SunPharm which shall be paid in any event by SunPharm) and the reasonable fees and disbursements of one counsel for all Shareholders.

         "SALE", "SELL", OR "SOLD"shall mean and include, either directly or indirectly, any sale, contract to sell or other disposition of Lockup Shares of SunPharm, including but not limited to a disposition by gift, pledge, or other form of inter vivos transfer, voluntary or involuntary, or distribution of common stock subsequent to the date of this Agreement; provided however, that such definition shall not include the exercise by any Shareholder of options or warrants to purchase
 Common Stock in the definition of Lockup Shares.

         "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Shareholders and, except as set forth above, all fees and disbursements of counsel for any Shareholder.

         "SHAREHOLDER(S)"shall mean the Directors and the Foundation and their respective heirs, legal representatives, administrators, and successors.

         "TERM OF AGREEMENT"shall mean the period from the Effective Date through December 31, 1999.

         SECTION 2. LIMITATION ON SALE OF LOCKUP SHARES. Shareholders agree that no Lockup Shares or any interest therein shall be sold by any Shareholder except for Permitted Transfers and as otherwise provided in this Agreement during the Term of Agreement. Any sale or attempted sale not made in compliance with this Agreement shall be void and of no effect.

         SECTION 3. ONE YEAR AGREEMENT OF SHAREHOLDERS NOT TO SELL LOCKUP SHARES. Except for Permitted Transfers, Shareholders agree not to sell any Lockup Shares from the Effective Date of this Agreement through December 31, 1997.

         SECTION 4. ONE YEAR AGREEMENT OF SHAREHOLDERS TO LIMIT SALE OF LOCKUP SHARES. The Shareholders agree to further limit their rights to sell the Lockup Shares from January 1, 1998 through and including December 31, 1998 as follows: each Shareholder shall have the right to sell on and after the first day of January, 1998 and on and after the first day of each month thereafter in calendar year 1998, Two Percent (2.0%) of the total of the Lockup Shares (rounded to the nearest share number) held by said Shareholder as of the Effective Date of this Agreement. Shareholder may at his\its option sell the monthly amount of such shares on the first of each month, or may accumulate such monthly amounts of shares to be sold in whole or in part at any time thereafter by Shareholder. Any right of Shareholder to sell Lockup Shares as provided in this Agreement is subject to restrictions on sale of such shares as provided by the Exchange Act.

         SECTION 5. ONE YEAR AGREEMENT OF STEFAN BORG AND FOUNDATION TO LIMIT SALE OF


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


LOCKUP SHARES. Stefan Borg and Foundation agree to further limit their rights to sell the Lockup Shares from January 1, 1999 through and including December 31, 1999. Stefan Borg and Foundation each shall have the right to sell on and after January 1, 1999 and on and after the first of each month thereafter in calendar year 1999, Four Percent (4%) of the total of the Lockup Shares (rounded to the nearest share number) held by Stefan Borg or Foundation respectively as of the Effective Date of this Agreement. Shareholder may at his\its option sell the monthly amount of such shares on the first of each month, or may accumulate such monthly amounts of shares to be sold in whole or in part at any time thereafter by Stefan Borg or Foundation. Any right of Stefan Borg or Foundation to sell said Lockup Shares as provided in this Agreement is subject to restrictions on sale of such shares as provided by the Exchange Act. No other Shareholder is subject to the provisions of this Section 5.

         SECTION 6.  SALE OF LOCKUP SHARES BY REGISTRATION.

         (A) NOTICE OF REGISTRATION. If SunPharm shall determine during the Term of Agreement to register any of its securities (other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction), SunPharm will I) promptly give to each Shareholder written notice thereof; and ii) use its best lawful efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein all of the Registrable Securities specified in a written request by Shareholder(s) made within twenty (20) days after receipt of such written notice from SunPharm, by such Shareholders.

         (B) UNDERWRITING The right of any Shareholder to registration hereunder shall be conditioned upon such Shareholder's participation (on the same terms and conditions as are applicable to each other selling Shareholder) in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. SunPharm and all Shareholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by SunPharm.

         Notwithstanding anything herein to the contrary, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, then SunPharm shall so advise all Shareholders and the number of shares that may be included in the registration and underwriting shall be allocated among all Shareholders in proportion as nearly as practicable, to the respective amounts of Registrable Securities held by each Shareholder at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, SunPharm may round the number of shares allocable to any Shareholder to the nearest one hundred
(100) shares.

         If any Shareholder disapproves of the terms of any such underwriting, he\it may elect to withdraw therefrom by written notice to SunPharm and the managing underwriter, delivered not less than seven days before the effective date of the registration statement. Any securities voluntarily withdrawn from such underwriting by a Shareholder shall be withdrawn from such registration, and continue to be subject to this Agreement such that such securities shall be withdrawn from the market for the term provided herein but not less than a period of one hundred twenty (120) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.


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


         (C) RIGHT TO TERMINATE REGISTRATION. SunPharm shall have the right to terminate or withdraw any registration initiated by it prior to the effectiveness of such registration whether or not any Shareholder has elected to include securities in such registration.

         (D) EXPENSES OF REGISTRATION. All Registration Expenses shall be borne by SunPharm. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Shareholders shall be borne by the Shareholders pro rata on the basis of the number of shares so registered.

         SECTION 7. REGISTRATION PROCEDURES. In the case of each registration effected by SunPharm pursuant to this Agreement, SunPharm will keep each Shareholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, SunPharm will:

         (A) Prepare and file with the Commission a registration statement with respect to such securities and use its best lawful efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the registration statement has been completed.

         (B) Furnish each underwriter such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the shares by such underwriter, and promptly furnish to each underwriter and Shareholder notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and notice of any NASDAQ listing; and

         (C) Use its best efforts to cause all Registrable Securities to be listed on each securities exchange on which similar securities issued by SunPharm are listed; and if not so listed, use its best efforts to be listed on the NASDAQ system.

         SECTION 8.  INDEMNIFICATION.

         (A) To the extent permitted by law, SunPharm will indemnify each Shareholder participating in a registration pursuant to this Agreement, each of its officers, directors, partners, employees and agents and each person controlling such Shareholder within the meaning of Section 15 of the Securities Act , and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities, (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration or securities law compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by SunPharm of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to SunPharm in connection with any such registration, qualification or compliance, and SunPharm


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


will reimburse each such Shareholder, each of its officers, directors, employees, agents and each person controlling such Shareholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigation, preparing or defending any such claim, loss, damage, liability, or action, PROVIDED HOWEVER, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of SunPharm (which consent shall not unreasonably be withheld), provided that SunPharm will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to SunPharm by such Shareholder, controlling person or underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in a preliminary prospectus but eliminated or remedied in an amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

         (B) To the extent permitted by law, each Shareholder will, if Registrable Securities are included in the securities as to which such registration, qualification or compliance is being effected, indemnify SunPharm, each of its directors and officers, each underwriter, if any, of SunPharm's securities covered by such a registration statement, each person who controls SunPharm or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Shareholder, each of its officers and directors and each person controlling such Shareholder within the meaning of Section 15 of the Securities Act, against all claims, losses damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement by such Shareholder (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission by such other Shareholder (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation by such Shareholder of any rule or regulation promulgated under the Securities Act applicable to such Shareholder and relating to action or inaction required of such Shareholder in connection with any such registration, qualification or compliance, and will reimburse SunPharm, such other Shareholders, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to SunPharm by such Shareholder specifically for use therein; PROVIDED HOWEVER, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if effected without the consent of the Shareholder (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of each Shareholder under this subsection (B) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by such Shareholder, unless such liability arises out of or is based on willful conduct by such Shareholder. In addition, insofar as the foregoing indemnity related to any such untrue statement (or alleged untrue statement) or omission (or alleged omission)


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


made in a preliminary prospectus but eliminated or remedied in an amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of SunPharm, any underwriter or (if there is no underwriter) any Shareholder if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the person or entity asserting the loss, liability, claim, or damage at or prior to the time such furnishing is required by the Securities Act.

         (C) Each partly entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest between, or separate or different defenses available to, Indemnifying Party and Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

         (D) If the indemnification provided for in this Section 8 is unavailable to any Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by SunPharm on the one hand and all Shareholders offering securities in the offering (the "Selling Shareholders") on the other from the offering of SunPharm securities, or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of SunPharm on the one hand and the Selling Shareholder on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant, equitable considerations. The relative benefits received by SunPharm on the one hand and the Selling Shareholder on the other shall be the net proceeds from the offering (before deducting expenses) received by SunPharm on the one hand the Selling Shareholder on the other. The relative fault of SunPharm on the one hand and the Selling Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by SunPharm or by the Selling Shareholder and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         SunPharm and the Selling Shareholder agree that it would not be just and equitable if


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


contribution pursuant to this Section 8(D) were based solely upon the number of persons from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(D). The amount paid or payable by an Indemnified
Party as a result of the losses, claims, damages and liabilities referred to above in this Section 8(D) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, subject to the provisions of Section 8(C) hereof. Notwithstanding the provisions of this Section 8(D), no Shareholder shall be required to contribute any amount or make any other payments under this agreement which in the aggregate exceed the proceeds received by such Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (E) Notwithstanding the foregoing provision of this Section 8, if pursuant to an underwritten public offering of capital stock of SunPharm, SunPharm, the Selling Shareholder and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties thereto in connection with such offering, the indemnification provisions of this Section 8, to the extent they are in conflict therewith, shall be deemed inoperative for the purpose of such offering, except as to any parties to this Agreement who are not parties to such subsequent underwriting or purchase agreement.

         SECTION 9.  CERTAIN INFORMATION.

         (A) As a condition to exercising the registration rights provided set forth herein, each Shareholder, with respect to any Registrable Securities included in any registration, shall furnish SunPharm such information regarding such Shareholder, the Registrable Securities and the distribution proposed by such Shareholder as SunPharm may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in
Section 6.

         (B) The failure of any Shareholder to furnish the information requested pursuant to Section 9(A) shall not affect the obligation of SunPharm under
Section 6 to the remaining Shareholder(s) who furnish such information unless, in the reasonable opinion of counsel to SunPharm or the underwriters, such failure impairs or may impair the legality of the registration statement or the underlying offering.

         (C) Each Shareholder, with respect to any Registrable Securities included in any registration, shall cooperate in good faith with SunPharm and its underwriters in connection with such registration, including placing such shares in escrow or custody to facilitate the sale and distribution thereof.

         (D) Each Shareholder, with respect to any Registrable Securities included in any registration, shall make no further sales or other dispositions, of offers therefor, of such shares under such registration if, during the effectiveness of such registration statement, an intervening event should occur which, in the opinion of counsel to SunPharm, makes the prospectus included in such registration statement no longer comply with the Securities Act, until such time as such Shareholder has received from the SunPharm copies of a new, amended or supplemented prospectus complying with the Securities Act.

         SECTION 10. TRANSFEREES BOUND. The provisions of Sections 2, 3, 4 and 5 above shall not apply to a transfer by sale (as such term is defined herein) by a Shareholder or some of all his Lockup Shares to his spouse, his lineal descendants (natural or adopted), his parents, his grandparents, or his siblings, or to an intervivos trust established on behalf of any such persons. Any such transferees shall receive and hold the Lockup Shares subject to the terms of this Agreement, and there shall be no further transfer of such Lockup shares except in accordance with the terms of this Agreement. Any transferees of Lockup Shares, regardless of the method by which said transferees acquired said Lockup Shares and provided that the transfer is not void under Section 2 herein, shall be subject to the terms of this Agreement, and shall, prior to the receipt of any such Lockup Shares, agree in writing to be bound by the terms hereof. Any purported transfer which does not comply with such provision shall be null and void. Any rights granted to a Shareholder under this Agreement may be assigned to a transferee under this Section 10 provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) the Shareholder notifies SunPharm in writing prior to the transfer and the transferee agrees in writing to be bound by the provisions of this Agreement..

         SECTION 11. LEGEND ON STOCK CERTIFICATES.. SunPharm will cause to appear on all stock certificates representing the Lockup Shares a conspicuous legend in such form as the Board of Directors may determine, stating that such shares are subject to an agreement which restricts the transferability of the shares, and otherwise describes the rights which may be exercised by the Shareholder thereof.

         SECTION 12. SPECIFIC ENFORCEMENT. In view of the inadequacy of money damages, if any Shareholder or other person shall fail to comply with the provisions of Sections 2, 3, 4 or 5 hereof, SunPharm and the Shareholders shall be entitled, to the extent permitted by applicable law, to injunctive relief in the case of the violation, or attempted or threatened violation, by a Shareholder or other person of any of the provisions of such Sections, or to a decree compelling specific performance by a Shareholder or other person of any such provisions, or to any other remedy legally allowed to them.

         SECTION 13. VOID TRANSFERS.. If any Lockup Shares shall be sold otherwise than in accordance with the terms and conditions of this Agreement, such sale shall be void. The persons who would otherwise have been transferees hereunder regarding such Lockup Shares shall have an
 "adverse claim" with the meaning of such term as used in the Uniform Commercial Code of any state. In addition to, and without prejudice to, any and all other rights or remedies which may be available to SunPharm and the Shareholders, the Shareholders agree that SunPharm may, but shall have no obligation to, hold and refuse to transfer any Lockup Shares, or any certificate therefor, tendered to it for transfer if the transfer violates the provisions of the Agreement.

         SECTION 14. REISSUANCE OF STOCK SHARES. SunPharm shall not transfer or reissue any of its shares of stock in violation of this Agreement or without requiring proof of compliance with this Agreement.

         SECTION 15. SPOUSES. The spouses of the Shareholders, if any, are fully aware of, understand and fully consent to and agree to the provisions of the Agreement and its binding effect upon any community property interest they may now or hereafter own. They agree that the termination of the marital relationship of any Shareholder for any reason or their death shall not have the effect of removing any Lockup Shares otherwise subject to the Agreement from its coverage. Their awareness, understanding, consents and agreement are evidenced by their signing this Agreement. All stock described in this Agreement shall include the community property interest of the spouse of a Shareholder.

         SECTION 16. EVENTS OF TERMINATION This Agreement shall terminate upon a change of control of SunPharm or by the mutual agreement of the parties hereto.

         SECTION 17. NOTICES.. All notices and communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given or made when sent by mail, postage paid:


         (A) If to Foundation, to:          Dr. Arnold Heggestad
                                            Executive Director
                                            University of Florida
                                            Research Foundation, Inc.
                                            P. O. Box 11550
                                            Gainesville, Florida       32610

             and to:                        Dr. Karen Holbrook
                                            Vice President
                                            University of Florida
                                            223 Grinter Hall
                                            Gainesville, Florida 32611

         (B) If to SunPharm, to the attention of Mr. Stefan Borg, President, SunPharm Corporation, 4651 Salisbury Road, Suite 205, Jacksonville, Florida, 32256

         (C) If to any Director, to the address last shown on the stock record books of SunPharm, or, in each case, at such other address as may hereafter have been designated most recently in writing, with specific reference to this Section, by the addressee to the addressor.

         SECTION 18. BINDING FORCE; AMENDMENT; SEVERABILITY. This Agreement shall be binding on the parties upon execution by SunPharm and by all of the Shareholders, and may be amended, waived, discharged or terminated by a written instrument signed by each of the shareholders; NOTWITHSTANDING THE ABOVE, Directors agree that, in the event Directors holding a two-thirds (2/3) majority of the Lockup Shares shall vote in favor of such amendment, waiver, discharge, or termination, each Director will thereafter take such actions as a Shareholder as are requested and necessary for the amendment, waiver, discharge or termination to have full force and effect. PROVIDED HOWEVER, that if any of the rights of a Shareholder are adversely affected by such amendment, waiver, discharge, or termination separately from the rights of other Shareholders of the same class of Lockup Shares, then in such instance the written consent of the Shareholder adversely affected shall be required.

         The invalidity or unenforceability of any particular provisions of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

         SECTION 19. DATE OF TERMINATION. This Agreement shall terminate on December 31, 1999, unless its term is extended by the written agreement of the parties as provided in Section 18.

         SECTION 20. MISCELLANEOUS.. This Agreement (a) constitutes the entire agreement and supersedes for existing one and all prior agreement and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument, (c) shall inure to the benefit of, and be binding upon, the successors, assigns, legatees, distributees, legal representatives and heirs of each party and is not intended to confer upon any person, other than the parties and their permitted successors and assigns, any rights or remedies hereunder, and (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware without respect to the conflict of laws rules of such state. The captions in this Agreement are for convenience of reference only and shall not affect its interpretation in any respect.

         SECTION 21. EFFECTIVE DATE. The effective date of this Agreement is the date first above written.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

WITNESS:                                    UNIVERSITY OF FLORIDA
                                            RESEARCH FOUNDATION

                                       By  /s/ ARNOLD A. Heggestad
                                           -------------------------------
                                               Arnold A. Heggestad
                                               Its Executive Director

                                            SUNPHARM CORPORATION

                                       By  /s/ STEFAN Borg
                                           -------------------------------
                                               Stefan Borg, its President

                                            SHAREHOLDERS

                                           /s/ RS JANICKI
                                           -------------------------------
                                               Dr. Robert S. Janicki

                                           /s/ JERRY T. Jackson
                                           -------------------------------
                                               Jerry T. Jackson

                                           /s/ NORMAN M. LIPOFF
                                           -------------------------------
                                               Norman Lipoff

                                           /s/ J REJEANGE
                                           -------------------------------
                                               Jacques Rejeange

                                           /s/ GEORGE B. Schwartz
                                           -------------------------------
                                               George B. Schwartz

                                           /s/ ROBERT A. Schoellhorn
                                           -------------------------------
                                               Robert A. Schoellhorn

                                           /s/ PHILLIP R. Tracy
                                           -------------------------------
                                               Phillip R. Tracy

                                           /s/ STEFAN Borg
                                           -------------------------------
                                               Stefan Borg